JULIUS BAER INVESTMENT FUNDS
                         Julius Baer Global Income Fund
                     Julius Baer International Equity Fund
                    SUPPLEMENT DATED NOVEMBER 5, 2001 TO THE
         PROSPECTUS DATED FEBRUARY 28, 2001 (AS REVISED MARCH 22, 2001)

In the Prospectus under the section "Portfolio Management of the Funds" the third paragraph is amended to read as follows:

     Donald Quigley, CFA, Vice President and Head of Global Fixed Income with JBIMI since February 2001, has been co-managing the Global Income Fund with Mr. Pell since August 10, 2001. Prior to joining BJB-NY, he served as a U.S. fixed income trader at Met Life Insurance Company and prior to that, fixed income manager at Chase Asset Management.